UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2024 – November 30, 2024

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

GuggenheimInvestments.com	CEF-GBAB-SAR-1124

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	November 30, 2024

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2024 (the “Reporting Period”).

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Trust Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Trust’s performance during the Reporting Period.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 2.52% and a total return based on NAV of 6.59%. At the end of the Reporting Period, the Trust’s market price of $15.90 per share represented a premium of 1.40% to its NAV of $15.68 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.49% based on the Trust’s closing market price of $15.90 per share at the end of the Reporting Period.

The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 28, and Note 2(g) on page 69 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described on page 93 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95%

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2024

of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Trust shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

December 31, 2024

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2024

The U.S. economy has solid momentum heading into 2025, but the policy outlook elevates uncertainty. Recent economic data have been positive: Household income appears on a firmer footing after upward revisions and real labor income continues to expand, indicating a runway for consumer spending. Household balance sheets are also benefiting from rising asset prices, creating a positive wealth effect. While disinflationary progress has stalled in recent months, fundamentals point to a slowdown in inflation, with wage pressures easing and housing inflation moderating. Relief for rate sensitive segments of the economy looked poised to continue as the U.S. Federal Reserve (the “Fed”) proceeded toward a more neutral policy setting.

Investors are now contending with how the evolving policy landscape will alter the pre-election baseline for gradually lower growth, inflation, and interest rates. For the immediate future, the most important factor from the election outcome is likely to be a boost to both consumer and business sentiment, aided by expectations for deregulation and further tax cuts. Post-election surveys have already shown notably increased optimism for the economic outlook, which should help support consumption, investment, and hiring in the coming months.

Looking beyond the immediate sentiment boost, the outlook becomes more uncertain and depends on the ultimate policy mix of the new administration. We see a modest boost to growth from potential deregulation and fiscal policy. Delivering on deregulatory promises could boost productivity growth, though this could take some time to develop. On the other hand, while some of the administration’s proposed policies, such as tariffs and immigration, could hinder growth if fully implemented, our outlook already anticipates slower immigration moderating growth in 2025. Additional restrictions, however, could further weigh on economic expansion. Immigration activity at the border is already down over 70 percent from its 2023 peak, which may slow both labor supply and consumption in coming quarters.

Altogether, we see moderate growth in the U.S. economy in 2025 as these policy shifts play out. Economic fundamentals remain solid, with strong household and corporate balance sheets. The Fed appears likely to ease policy further, but tariffs or tighter immigration could slow the pace of rate cuts by interrupting the disinflationary trend. We believe this is an ideal environment for active fixed-income management, with still elevated yields offering return potential, solid corporate sector fundamentals, and opportunities presented by significant dispersion among credits and sectors that may continue to shift under a new policy environment.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited)	November 30, 2024

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). The Trust is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Trust’s return and return of comparative Indices

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 2.52% and a total return based on NAV of 6.59%. At the end of the Reporting Period, the Trust’s market price of $15.90 per share represented a premium of 1.40% to its NAV of $15.68 per share. At the beginning of the Reporting Period, the Trust’s market price of $16.25 per share represented a premium of 5.31% to its NAV of $15.43 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market value of the Trust’s shares fluctuates from time to time and maybe higher or lower than the Trust’s NAV.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 25 for additional information about the Trust’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Trust allocates the largest of its investments were:

Total Return
Index*	for the Reporting Period
Bloomberg Municipal Bond Index	4.54%
Bloomberg Taxable Municipal Index	5.31%
Bloomberg U.S. Aggregate Bond Index	4.65%
Bloomberg U.S. Corporate High Yield Index	6.92%
Credit Suisse Leveraged Loan Index	4.09%
ICE Bank of America Asset Backed Security Master BBB-AA Index	4.34%
ICE Bank of America Build America Bond Index	5.16%
Standard & Poor’s 500 (“S&P 500”) Index	15.07%
*See page 10 for Index definitions

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MANAGEMENT’S DISCUSSION OF
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Discuss the Trust’s distributions

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.49% based on the Trust’s closing market price of $15.90 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 28, and Note 2(g) on page 69 for more information on distributions for the period.

Payable Date	Amount
June 28, 2024	$0.12573
July 31, 2024	$0.12573
August 30, 2024	$0.12573
September 30, 2024	$0.12573
October 31, 2024	$0.12573
November 29, 2024	$0.12573
Total	$0.75438

What factors contributed or detracted from the Trust’s Performance during the Reporting Period?

During the Reporting Period, the Trust saw positive performance from income and credit spread tightening. Earned income contributed the most to performance as the Trust continued to prioritize higher-quality credits with attractive income/yield profiles. Duration drove relative outperformance as the yield curve shifted lower, with yields on 2-year and 10-year Treasurys finishing 72 basis points and 33 basis points lower, respectively. Credit spreads also added to overall performance as spreads on the Bloomberg Taxable Municipal Bond and Bloomberg U.S. Corporate Investment Grade Bond Indices tightened by 5 basis points and 7 basis points, respectively.

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Discuss the Trust’s Use of Leverage

At the end of the Reporting Period, the Trust’s leverage was approximately 21% of Managed Assets, compared with approximately 24% at the beginning of the Reporting Period.

The Trust currently employs financial leverage through reverse repurchase agreements with eight counterparties.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, leverage benefited performance.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Trust to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Trust use derivatives during the Reporting Period?

The Trust had minimal exposure to derivatives during the Reporting Period. The Trust continued to utilize modestly-sized credit default swaps to hedge broader credit markets. These credit hedges detracted from performance given the strong credit market returns during the Reporting Period. Additionally, the Trust continued to hold curve caps and interest rate swaps to hedge against moves lower in the yield curve; those positions were slight detractors during the Reporting Period. Foreign currency forwards used to hedge non-USD exposures benefited from overall performance.

How was the Trust positioned at the end of the Reporting Period?

The Reporting Period exhibited a period of unprecedented volatility that has left a wide range of possible outcomes going forward. We believe the next major policy moves are likely to provide strong tailwinds for fixed income. We continue to expect elevated volatility in the economy and markets, as well as a policy response to these conditions. This argues for the importance of diversification in asset allocation remains crucial. The heightened probability of an economic slowdown over the next 6-12 months, as indicated by our models continues to guide our more defensive and conservative positioning within the Trust, prioritizing quality (which takes multiple forms, including focusing on industry market leaders, more conservatively positioned balance sheets, stronger credit stipulations, and more creditor-friendly structures) and industries that may be more resilient to economic downturns.

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Though the recent tightening of credit spreads has likely pulled forward some of the expected future total return potential of parts of fixed income, we still view the go-forward valuation proposition of fixed income as attractive at current levels and sourceable income levels in high-quality credit as historically high relative to recent history. The Trust’s strategy has remained consistent by upgrading the credit profile and seeking opportunities with strong income generation and capital appreciation potential. We have grown our exposure in high quality sectors, particularly in Agency residential mortgage-backed securities (“RMBS”) and in structured credit investments such as non-Agency RMBS, senior tranches of collateralized loan obligations, and commercial asset-backed securities.

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TRUST PERFORMANCE (Unaudited) continued	November 30, 2024

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

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Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Trust will achieve its investment objectives. The net asset value and market price of the Trust’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Trust and its investments. The market price of Trust shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Trust shares is often considered in determining whether to purchase or sell Trust shares, whether investors will realize gains or losses upon the sale of Trust shares will depend upon whether the market price of Trust shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Trust’s net asset value. Market price movements of Trust shares are thus material to investors and may result in losses, even when net asset value has increased. The Trust is designed for long-term investors; investors should not view the Trust as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Trust’s investments and a shareholder’s investment in the Trust are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI), most recent annual report on Form N-CSR and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders also may access the Trust’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

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TRUST PERFORMANCE (Unaudited) continued	November 30, 2024

Below Investment Grade Securities Risk.

The Trust may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse market or economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve additional and heightened risks compared to investment grade bonds, including a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as financial condition, operating results and outlook and real or perceived adverse economic and competitive industry conditions. Accordingly, the performance of the Trust and a shareholder’s investment in the Trust may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Securities of below investment grade quality may experience greater price volatility than higher-rated securities of similar maturity. Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged).

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates. The market value of a corporate bond is affected by factors directly related to the issuer, such as its credit rating, investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial condition and performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services, as well as general market and economic conditions. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer, which increases risks associated with the bond. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

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Short Sales Risk. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction or other obligor to the Trust is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet obligations. This risk is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the financial condition or credit quality (or the market’s perception of the financial condition or credit quality) of the issuer, instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and credit risks) are subject to change and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. High yield or below investment grade securities are particularly subject to credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden, significant and frequent and may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain fixed income and other debt securities (“Income Securities”) or result in the issuance of lower yielding Income Securities. The U.S. Federal Reserve Board (“Federal Reserve”) has changed interest rates recently in response to economic conditions, including inflation rates. The Federal Reserve’s actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current

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stance on interest rates will persist and the impact these actions will have on the economy and the Trust’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to market and economic conditions, governmental authorities may implement significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These and other fiscal and monetary policy actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Trust’s investments and may negatively impact the Trust’s characteristics, which in turn would impact performance.

Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses and may be subject to increased borrowing rates. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. When the cost of leverage is no longer favorable, or when the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage, and associated borrowing costs, may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks and pay greater borrowing costs.

Valuation Risk. The Trust may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Trust to purchase and sell a particular investment at the price at which it has been valued by the Trust for purposes of the Trust’s net asset value, causing the Trust to be unable to realize what the Trust believes should be the price of the investment. The Trust’s ability to sell an instrument under favorable conditions may also be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not

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accurately estimate the price at which the Trust could sell the investment at that time. Based on its investment strategies, a significant portion of the Trust’s investments can be difficult to value and thus particularly prone to the foregoing risks.

Liquidity Risk. The Trust may invest in municipal securities and other investments that are, at the time of investment, illiquid or become illiquid. Illiquid investments are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid investments may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid investments. Accordingly, the Trust may be forced to sell these investments at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. If the Trust is unable to sell an investment at its desired time, the Trust may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Trust’s performance. Illiquid investments also may entail registration expenses and other transaction costs that are higher than those for liquid investments. Dislocations or unfavorable conditions in certain parts of markets may result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention, such as the legal restrictions on certain financial instruments’ resale. In addition, the liquidity of any Trust investment may change significantly as a result of market, economic, trading, issuer-specific and other factors.

Management Risk. The Trust is actively managed, which means that investment decisions are made based on GPIM’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, extreme weather, natural/environmental or man-made disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened war or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrade, and other similar types of events, each of which may be temporary or last for extended periods. Many economies and markets have experienced high inflation rates in recent periods. Administrative changes, policy reform and/ or changes in law or governmental regulations can result in expropriation or nationalization of the

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investments of a company in which the Trust invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Trust’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Trust’s performance or operations. It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed.

Municipal Securities Risk. The Trust’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative, tax, political or other developments, adverse changes in the financial conditions of issuers of municipal securities, or other actual or perceived changes in economic, social, or public health conditions, the occurrence of natural disasters, or other events impacting markets and/or specific states and issuers. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, municipal securities are subject to credit and interest rate risks and state and municipal governments that issue such securities are subject to experiencing significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. The income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources, which may be insufficient to satisfy the obligations. Municipal securities can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues, goods or services. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Each of the foregoing may adversely affect the Trust’s investments in municipal securities. To the extent that the Trust invests a significant portion of its assets in securities or other obligations of particular municipalities or states, the Trust will be more sensitive to adverse economic, business or political developments affecting such municipalities or states.

When the Trust invests a substantial amount of its assets in municipal securities issued in specific states, such as in California and Texas, its performance will be particularly susceptible to the ability of the issuers of that state to continue to make principal and interest payments on their securities, which, in turn, depends on economic and other conditions within each state. Many complex factors

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may influence California’s economy and finances, including, but not limited to: (i) the performance of the high technology, trade, manufacturing, entertainment, government, agriculture, tourism, construction, and services industries; (ii) developments in the national and California economies; (iii) the collection of revenues above or below projections; (iv) a delay in, or an inability of, California to implement budget solutions as a result of, among other things, costs deferred in prior years to balance budgets or costs related to current or future litigation; (v) an inability to implement expenditure reductions; (vi) natural disasters, such as wildfires, droughts, earthquakes, flood and changing climate; (vii) actions performed by the federal government, including, but not limited to, disallowances, audits, and changes in aid levels; and (viii) the high level of unfunded pensions and other debt obligations. Additionally, Texas’s economy and finances may be affected by a variety of factors, including, but not limited to: (i) the performance of the oil and gas industry, including drilling production, refining, chemical and energy-related manufacturing, the high technology manufacturing industry, including manufacturing of computers, electronics, and telecommunications equipment, and international trade; and (ii) developments in the national and Texas economies.

These or other adverse changes or developments may cause unanticipated adverse results on the fiscal and economic status of California or Texas or municipal issuers in any of these states. Any such change(s) may adversely impact cash flows, expenditures, or revenues of California or Texas municipal issuers, or otherwise negatively impact the current or anticipated financial situation of California or Texas or their respective municipalities, which in turn could hurt the Trust’s performance.

As of the time of this report, the Trust held a portion of its assets in California as indicated in the Schedule of Investments. It is difficult to assess at this point whether the recent California wildfires will impact the value of the Trust’s holdings.

Build America Bonds (“BABs”) Risk. BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax-free municipal bonds. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. It is uncertain whether Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without

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meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, market, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment and extension risks and may include risks associated with below investment grade investments. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the value and overall market for such instruments. The risk of the occurrence of these types of unfavorable events is heightened in market environments where interest rates are changing, notably when they are rising. The income generated by debt instruments can also be adversely affected as a result of the occurrence of these types of events or conditions.

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds,

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municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for or use of the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it. To the extent that the Trust invests a significant portion of its assets in securities that finance similar projects, such as those relating to education or schools, healthcare or hospitals, housing, utilities, or water and sewers, the Fund will be more sensitive to adverse economic, business or political developments affecting such projects.

Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different frisks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; changes in healthcare services provided over time or during specific periods; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care. There is a risk that non¬profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns or other periods of adverse market, economic or political conditions.

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Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers, including increased credit risk. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Trust to invest assets at lower yields. In addition, extension risk (the risk that payments on principal will occur at a slower rate or later than expected) is heightened in market environments where interest rates are higher or rising. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the value and market for these instruments and reduce the Trust’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a Senior Loan may lose significant market value before a default occurs. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust generally has the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of and income from such securities. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and

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man-made disasters, which may have a significant effect on the underlying assets. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, such securities may be considered liquid in some circumstances.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly or other periodic payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets, which may be insufficient to make interest and principal payments. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of and income generated by the mortgage-backed security; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially

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dependent on the servicing of the underlying pool of mortgages. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties and public health conditions.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. When issued in different tranches, individual tranches of nonagency MBS may subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. Non-agency MBS are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS, and they are generally subject to greater price fluctuation and likelihood of reduced income than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors.

The general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. During periods of declining economic conditions, losses on mortgages underlying MBS generally increase.

In addition, MBS, such as CMBS and RMBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets, which may adversely affect the Fund’s holdings of MBS. For example, rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

CLO, CDO and CBO Risk. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations

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(“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of and income from securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; underlying loan, debt or bond defaults or delinquencies; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Trust such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Trust. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These events may adversely affect the Trust and its investments in CLOs, CDOs and CBOs, including their value, volatility and liquidity.

Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds subject the Trust to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage and, thus, increase the Trust’s exposure to leverage risk and costs. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause these Investment Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses and cause similar effects on the Trust.

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Operational Risk. The Trust is exposed to, and may be subject to losses from, operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Trust’s service providers, counterparties or other third-parties, failed or inadequate processes and technology, systems failures or external events, including natural disasters. The Trust and its service providers, including the Investment Manager, seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	November 30, 2024

Trust Statistics
Market Price	$15.90
Net Asset Value	$15.68
Premium to NAV	1.40%
Net Assets ($000)	$416,033

AVERAGE ANNUAL TOTAL RETURNS FOR

THE PERIOD ENDED NOVEMBER 30, 2024

	Six month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	6.59%	13.37%	(3.89%)	0.74%	3.33%
Market	2.52%	11.70%	(4.00%)	0.23%	4.39%
Bloomberg Taxable Municipal Index	5.31%	9.29%	(2.75%)	0.55%	2.94%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	63.1%
Corporate Bonds	33.7%
Asset-Backed Securities	14.5%
Senior Floating Rate Interests	9.2%
Collateralized Mortgage Obligations	3.5%
Preferred Stocks	2.1%
Foreign Government Debt	0.2%
Money Market Funds	0.1%
Common Stocks	0.0%*
Warrants	0.0%*
Total Investments	126.4%
Other Assets & Liabilities, net	(26.4%)
Net Assets	100.0%
*Less than 0.1%.

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Ten Largest Holdings[1]	% of Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	2.9%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	2.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy), 6.00%	2.6%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.5%
Oakland Unified School District, County of Alameda, California, Taxable General Obligation
Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B, 6.88%	2.4%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	2.4%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable
Build America Bonds, 7.10%	2.2%
Evansville-Vanderburgh School Building Corp. Revenue Bonds, 6.50%	2.1%
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, 3.34%	1.8%
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, 6.85%	1.8%
Top Ten Total	23.5%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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Portfolio Composition by Quality Rating1

% of Total
Rating	Investments
Fixed Income Instruments
AAA	3.0%
AA	28.5%
A	25.2%
BBB	19.4%
BB	6.7%
B	6.9%
CCC	1.4%
CC	0.0%*
NR2	7.1%
Other Instruments	1.8%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 27

TRUST SUMMARY (Unaudited) continued	November 30, 2024

Market Price & NAV History

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2024, 52% of the distributions were characterized as ordinary income, and 48% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Trust in 2024 will be reported to shareholders in January 2025.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2024

	Shares	Value
COMMON STOCKS† – 0.0%
Consumer, Non-cyclical – 0.0%
Endo, Inc.*	9,946	$ 226,769
Industrial – 0.0%
BP Holdco LLC*,†††,1	15,619	18,932
YAK BLOCKER 2 LLC*,†††	5,183	8,272
YAK BLOCKER 2 LLC*,†††	4,791	7,645
Vector Phoenix Holdings, LP*,†††	15,619	330
Targus, Inc.*,†††	17,838	316
Targus, Inc.*,†††	17,838	2
Total Industrial		35,497
Communications – 0.0%
Figs, Inc. — Class A*	3,754	19,483
Vacasa, Inc. — Class A*	511	1,993
Total Communications		21,476
Financial – 0.0%
Finance Co I SARL / Endo US, Inc.*,†††,2	350,000	35
Total Common Stocks
(Cost $403,905)		283,777
PREFERRED STOCKS† – 2.1%
Financial – 1.9%
Equitable Holdings, Inc.
4.30%	140,000	2,725,800
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,841,760
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[3]	1,118,000	1,122,195
Goldman Sachs Group, Inc.††
7.50%	1,000,000	1,046,406
PartnerRe Ltd.
4.88%	46,000	767,740
Selective Insurance Group, Inc.
4.60%	20,000	384,200
Corebridge Financial, Inc.††
6.38% due 12/15/64*	3,680	91,349
First Republic Bank††
4.25%*	31,650	13
4.50%*	17,750	7
Total Financial		7,979,470
Government – 0.1%
CoBank ACB††
7.13%	500,000	508,092

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
PREFERRED STOCKS† – 2.1% (continued)
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[3]	350,000	$ 362,706
Total Preferred Stocks
(Cost $11,844,375)		8,850,268
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	52
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,5	23,730	2
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,5	11,865	1
Total Warrants
(Cost $21,703)		55
MONEY MARKET FUNDS***,† – 0.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.51%[6]	311,259	311,259
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.51%[6]	8,931	8,931
Total Money Market Funds
(Cost $320,190)		320,190
	Face
	Amount~
MUNICIPAL BONDS†† – 63.1%
California – 10.3%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[15]
7.10% due 08/01/40	7,785,000	9,131,427
6.80% due 08/01/30	2,245,000	2,472,380
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,062,014
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,395,000	3,671,495
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,521,704
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	1,969,485
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,873,827
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,685,271

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
California – 10.3% (continued)
Hillsborough City School District General Obligation Unlimited
due 09/01/38[8]	1,600,000	$ 804,070
due 09/01/37[8]	1,120,000	595,582
due 09/01/40[8]	500,000	223,738
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,140,214
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,091,690
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified School
Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,010,512
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[15]
7.25% due 08/01/28	660,000	694,415
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	418,806
3.27% due 03/01/40	250,000	199,014
3.29% due 03/01/41	70,000	54,946
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	509,981
California State University Revenue Bonds
3.90% due 11/01/47	500,000	434,481
Fremont Unified School District/Alameda County California General
Obligation Unlimited
2.75% due 08/01/41	400,000	303,296
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	225,739
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	203,309
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	180,000	182,382
Total California		42,479,778
Texas – 9.2%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[15]
7.09% due 01/01/42	10,020,000	11,428,020
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[7]	8,900,000	7,684,483
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	5,883,417
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[7]	5,250,000	4,259,301
3.27% due 01/01/45	1,150,000	872,546

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
Texas – 9.2% (continued)
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[7]	6,500,000	$ 4,805,143
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,773,498
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,632,751
Total Texas		38,339,159
Washington – 5.7%
Central Washington University Revenue Bonds
6.95% due 05/01/40[7]	5,000,000	5,631,692
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[15]
6.50% due 05/01/30[7]	5,000,000	5,264,928
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[15]
6.79% due 07/01/40	4,415,000	4,761,182
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[15]
7.10% due 04/01/32	3,325,000	3,597,276
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,268,472
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	817,872
Total Washington		23,341,422
Pennsylvania – 4.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	10,947,002
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[7]	6,895,000	7,473,519
Total Pennsylvania		18,420,521
Illinois – 4.2%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[15]
6.90% due 01/01/40	5,100,000	5,699,438
Illinois, General Obligation Bonds, Taxable Build America Bonds[15]
7.35% due 07/01/35	3,928,571	4,306,290
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[15]
6.74% due 11/01/40	2,990,000	3,326,137
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49	2,000,000	2,039,325
6.05% due 10/01/44	750,000	767,596

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
Illinois – 4.2% (continued)
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	786,923	$ 827,576
6.73% due 04/01/35	169,231	178,860
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	186,389
Total Illinois		17,331,611
New York – 3.8%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[15]
8.57% due 11/01/40	10,010,000	9,965,577
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[7]	5,000,000	3,708,302
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34	2,250,000	1,898,301
Total New York		15,572,180
Ohio – 3.5%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	8,900,000	6,085,073
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[7]	5,000,000	5,194,745
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,503,966
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	670,000	671,182
Total Ohio		14,454,966
Oklahoma – 3.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,597,452
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,760,234
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	127,740
Total Oklahoma		13,485,426
West Virginia – 2.9%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally
Taxable Build America Bonds 2010[15]
7.65% due 04/01/40[7]	10,000,000	11,891,391
Indiana – 2.8%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[7]	8,690,000	8,843,969

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
Indiana – 2.8% (continued)
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	$ 2,887,507
Total Indiana		11,731,476
Michigan – 1.9%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,440,000	2,887,051
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,847,372
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	1,010,000	1,011,122
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	675,000	676,094
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	415,540
Total Michigan		7,837,179
Colorado – 1.5%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,700,000	1,707,054
5.50% due 11/01/39	1,250,000	1,257,870
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,670,409
University of Colorado Revenue Bonds
2.81% due 06/01/48	920,000	650,510
Total Colorado		6,285,843
South Carolina – 1.4%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[15]
7.33% due 07/01/40[7]	5,000,000	5,874,344
New Jersey – 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42	3,500,000	2,932,777
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	1,937,435
Total New Jersey		4,870,212
Massachusetts – 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	2,605,530
2.87% due 07/01/51	750,000	521,064

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
Massachusetts – 1.1% (continued)
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	$ 1,670,319
Total Massachusetts		4,796,913
Alabama – 1.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	4,431,102
Mississippi – 0.8%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	3,502,051
New Hampshire – 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,449,061
Virginia – 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49	1,700,000	1,664,197
5.95% due 10/01/54	1,000,000	1,014,956
Total Virginia		2,679,153
Maryland – 0.6%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,541,596
Louisiana – 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38	2,500,000	2,051,151
Idaho – 0.5%
Idaho Housing & Finance Association Revenue Bonds
5.55% due 07/01/49	2,000,000	1,958,720
District of Columbia – 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,340,135
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	92,466
Total District of Columbia		1,432,601
Tennessee – 0.2%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	506,690
5.97% due 07/01/54	500,000	506,147
Total Tennessee		1,012,837
Connecticut – 0.2%
Connecticut Housing Finance Authority Revenue Bonds
6.09% due 11/15/49	800,000	821,647

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 63.1% (continued)
Iowa – 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	$ 506,133
Kentucky – 0.1%
Kentucky Housing Corp. Revenue Bonds
5.90% due 01/01/55	500,000	505,751
Nevada – 0.1%
Nevada Housing Division Revenue Bonds
5.84% due 10/01/49	250,000	251,702
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	226,283
Wisconsin – 0.0%
County of Fond Du Lac Wisconsin Revenue Bonds
6.20% due 05/01/54[3]	200,000	204,723
Arkansas – 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	199,364
Total Municipal Bonds
(Cost $278,259,817)		262,486,296
CORPORATE BONDS†† – 33.7%
Financial – 13.3%
Central Storage Safety Project Trust
4.82% due 02/01/38[2]	6,467,360	5,966,211
Wilton RE Ltd.
6.00%[3,4,9]	2,024,000	2,031,575
Blue Owl Finance LLC
4.38% due 02/15/32[7]	2,150,000	1,998,036
Ares Finance Company IV LLC
3.65% due 02/01/52[3,7]	2,650,000	1,948,560
Intact Financial Corp.
5.46% due 09/22/32[3,7]	1,900,000	1,947,740
Maple Grove Funding Trust I
4.16% due 08/15/51[3,7]	2,500,000	1,756,847
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	2,100,000	1,754,272
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	1,748,827
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,7]	1,750,000	1,733,590
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4,7]	1,450,000	1,394,414
6.75% due 03/15/54[3,7]	260,000	274,248

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Financial – 13.3% (continued)
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,7]	1,500,000	$ 1,402,185
Stewart Information Services Corp.
3.60% due 11/15/31[7]	1,350,000	1,173,541
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,156,413
Prudential Financial, Inc.
5.13% due 03/01/52[4]	1,200,000	1,155,523
United Wholesale Mortgage LLC
5.50% due 11/15/25[3]	1,100,000	1,097,491
FS KKR Capital Corp.
3.25% due 07/15/27[7]	1,150,000	1,090,031
Jefferies Financial Group, Inc.
6.20% due 04/14/34[7]	1,000,000	1,053,221
Macquarie Bank Ltd.
3.05% due 03/03/36[3,4,7]	1,200,000	1,044,405
Nuveen LLC
5.85% due 04/15/34[3,7]	1,000,000	1,035,302
Kennedy-Wilson, Inc.
5.00% due 03/01/31	1,150,000	1,033,888
Encore Capital Group, Inc.
9.25% due 04/01/29[3]	500,000	537,242
8.50% due 05/15/30[3]	450,000	476,366
AmFam Holdings, Inc.
3.83% due 03/11/51[3,7]	1,600,000	996,100
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,4]	1,000,000	992,770
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3]	950,000	988,591
JPMorgan Chase & Co.
5.72% due 09/14/33[4,7]	950,000	984,516
Nippon Life Insurance Co.
5.95% due 04/16/54[3,4]	950,000	976,085
Horace Mann Educators Corp.
7.25% due 09/15/28[7]	900,000	967,749
Safehold GL Holdings LLC
6.10% due 04/01/34[7]	900,000	934,843
Farmers Insurance Exchange
7.00% due 10/15/64[3,4,7]	880,000	923,586
UBS AG/Stamford CT
7.95% due 01/09/25[7]	900,000	902,444
NatWest Group plc
7.47% due 11/10/26[4,7]	850,000	869,015
Corebridge Financial, Inc.
6.88% due 12/15/52[4]	840,000	859,811
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Financial – 13.3% (continued)
LPL Holdings, Inc.
4.38% due 05/15/31[3]	650,000	$ 610,111
6.00% due 05/20/34	220,000	227,680
CNO Financial Group, Inc.
6.45% due 06/15/34[7]	750,000	789,476
Toronto-Dominion Bank
8.13% due 10/31/82[4]	750,000	788,003
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	771,904
MidCap Funding XLVI Trust
8.14% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%)
due 04/15/27◊,†††	700,000	700,000
Lazard Group LLC
6.00% due 03/15/31	660,000	688,173
QBE Insurance Group Ltd.
5.88%[3,4,9]	650,000	649,885
Bank of Nova Scotia
8.63% due 10/27/82[4,7]	550,000	586,327
American National Group, Inc.
5.75% due 10/01/29	550,000	557,739
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]	560,000	555,452
HUB International Ltd.
5.63% due 12/01/29[3]	550,000	535,612
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	482,309
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	440,000	444,333
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3]	400,000	412,535
OneMain Finance Corp.
9.00% due 01/15/29	350,000	372,505
Morgan Stanley
5.52% due 11/19/55[4]	300,000	309,870
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	282,369
Beacon Funding Trust
6.27% due 08/15/54[3]	250,000	256,958
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,4]	200,000	171,787
Total Financial		55,398,466

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Consumer, Non-cyclical – 4.6%
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52		1,200,000	$ 939,536
5.75% due 04/01/33		763,000	777,832
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[7]		2,500,000	1,643,357
Tufts Medical Center, Inc.
7.00% due 01/01/38		1,500,000	1,559,016
Post Holdings, Inc.
4.50% due 09/15/31[3]		1,300,000	1,183,834
IP Lending X Ltd.
7.75% due 07/02/29†††,3		1,125,000	1,125,000
Altria Group, Inc.
3.70% due 02/04/51[7]		1,500,000	1,089,527
Universal Health Services, Inc.
2.65% due 01/15/32[7]		1,300,000	1,087,923
Reynolds American, Inc.
5.70% due 08/15/35[7]		1,050,000	1,079,054
GXO Logistics, Inc.
6.50% due 05/06/34[7]		1,000,000	1,054,734
HCA, Inc.
4.63% due 03/15/52[7]		1,200,000	995,856
Sotheby’s
7.38% due 10/15/27[3]		1,000,000	988,842
Amgen, Inc.
4.40% due 02/22/62[7]		1,200,000	983,328
BCP V Modular Services Finance II plc
6.13% due 10/30/28[3]	GBP	750,000	913,675
BAT Capital Corp.
7.08% due 08/02/43[7]		800,000	898,754
AZ Battery Property LLC
6.73% due 02/20/46†††		680,000	685,680
Baylor College of Medicine
5.26% due 11/15/46		600,000	572,782
Triton Container International Ltd.
3.15% due 06/15/31[3]		650,000	560,970
Medline Borrower, LP
5.25% due 10/01/29[3]		450,000	439,335
Upbound Group, Inc.
6.38% due 02/15/29[3]		250,000	245,111
OhioHealth Corp.
2.83% due 11/15/41		300,000	221,483
Total Consumer, Non-cyclical			19,045,629
Consumer, Cyclical – 3.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[3,7]		4,019,000	4,044,817
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Consumer, Cyclical – 3.8% (continued)
United Airlines, Inc.
4.63% due 04/15/29[3,7]		2,200,000	$ 2,114,342
Warnermedia Holdings, Inc.
5.14% due 03/15/52		1,150,000	924,434
6.41% due 03/15/26[7]		900,000	900,015
Hyatt Hotels Corp.
5.75% due 04/23/30[7]		1,100,000	1,138,192
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]		1,000,000	1,023,138
LKQ Corp.
6.25% due 06/15/33[7]		950,000	996,812
Air Canada
4.63% due 08/15/29[3]	CAD	1,050,000	742,148
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[3]		600,000	587,952
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]		600,000	572,684
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]		485,000	510,604
Polaris, Inc.
6.95% due 03/15/29		450,000	478,198
Wabash National Corp.
4.50% due 10/15/28[3]		500,000	464,625
Hanesbrands, Inc.
9.00% due 02/15/31[3]		400,000	429,953
Hasbro, Inc.
6.05% due 05/14/34[7]		350,000	360,211
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]		300,000	272,968
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]		250,000	230,316
Station Casinos LLC
4.63% due 12/01/31[3]		200,000	180,737
Total Consumer, Cyclical			15,972,146
Energy – 3.0%
Occidental Petroleum Corp.
7.00% due 11/15/27		2,000,000	2,070,608
Valero Energy Corp.
4.00% due 06/01/52[7]		2,450,000	1,865,760
BP Capital Markets plc
6.13%[4,9]		1,300,000	1,296,365
ITT Holdings LLC
6.50% due 08/01/29[3]		1,250,000	1,170,717

See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Energy – 3.0% (continued)
ONEOK, Inc.
5.85% due 11/01/64[7]	1,050,000	$ 1,044,877
NuStar Logistics, LP
6.38% due 10/01/30	1,000,000	1,029,853
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[7]	1,000,000	979,407
Venture Global LNG, Inc.
9.88% due 02/01/32[3]	750,000	834,018
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	300,892
6.51% due 02/23/42[3]	200,000	208,939
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	472,307
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	399,822
Parkland Corp.
4.63% due 05/01/30[3]	300,000	279,384
Viper Energy, Inc.
7.38% due 11/01/31[3]	200,000	208,375
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	204,751
EnLink Midstream Partners, LP
5.60% due 04/01/44	150,000	143,328
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	118,277
Total Energy		12,627,680
Industrial – 3.0%
AP Grange Holdings
6.50% due 03/20/45†††	2,442,467	2,479,103
5.00% due 03/20/45†††	300,000	315,000
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3]	1,500,000	1,085,555
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[7]	1,300,000	1,077,255
Boeing Co.
6.53% due 05/01/34[3]	510,000	542,280
6.86% due 05/01/54[3]	225,000	244,356
3.75% due 02/01/50	329,000	232,582
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	1,250,000	999,597
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3]	1,000,000	912,763
TD SYNNEX Corp.
6.10% due 04/12/34[7]	850,000	888,020

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Industrial – 3.0% (continued)
Dyal Capital Partners IV
3.65% due 02/22/41†††		1,000,000	$ 871,627
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP	500,000	619,815
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3]		600,000	601,122
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]		575,000	588,023
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††		560,000	565,515
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[3]		400,000	347,463
Total Industrial			12,370,076
Communications – 2.3%
British Telecommunications plc
4.88% due 11/23/81[3,4,7]		1,700,000	1,575,522
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]		850,000	858,123
5.75% due 08/01/28[3]		300,000	293,825
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53		1,200,000	1,016,063
Rogers Communications, Inc.
4.50% due 03/15/42[7]		1,150,000	1,012,430
Corning, Inc.
4.38% due 11/15/57[7]		1,200,000	986,656
Altice France S.A.
5.50% due 10/15/29[3]		900,000	692,048
5.13% due 07/15/29[3]		350,000	266,727
Vodafone Group plc
5.13% due 06/04/81[4]		1,100,000	857,115
Sunrise FinCo I B.V.
4.88% due 07/15/31[3]		700,000	642,621
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[3]		590,000	484,297
Level 3 Financing, Inc.
11.00% due 11/15/29[3]		347,400	394,742
CSC Holdings LLC
11.25% due 05/15/28[3]		250,000	247,384
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28		200,000	194,500
Total Communications			9,522,053
Utilities – 1.4%
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,7]		2,000,000	2,140,446

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Utilities – 1.4% (continued)
Ohio Edison Co.
5.50% due 01/15/33[3,7]		950,000	$ 972,896
Alexander Funding Trust II
7.47% due 07/31/28[3,7]		900,000	958,955
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]		1,000,000	841,813
NRG Energy, Inc.
7.00% due 03/15/33[3]		450,000	492,676
Black Hills Corp.
5.95% due 03/15/28		200,000	207,774
Total Utilities			5,614,560
Technology – 1.2%
Broadcom, Inc.
3.19% due 11/15/36[3,7]		1,300,000	1,068,681
Foundry JV Holdco LLC
6.40% due 01/25/38[3]		550,000	573,465
5.88% due 01/25/34[3]		400,000	401,787
Oracle Corp.
3.95% due 03/25/51[7]		1,100,000	858,347
TeamSystem S.p.A.
6.68% due 07/31/31	EUR	700,000	743,410
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[7]		800,000	716,704
Dye & Durham Ltd.
8.63% due 04/15/29[3]		310,000	326,851
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]		200,000	205,261
Total Technology			4,894,506
Basic Materials – 0.8%
Alcoa Nederland Holding B.V.
4.13% due 03/31/29[3]		1,100,000	1,040,995
ArcelorMittal S.A.
6.55% due 11/29/27[7]		900,000	941,706
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]		700,000	661,832
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3]		600,000	594,178
Mirabela Nickel Ltd.
due 06/24/19†††,2,10		96,316	481
Total Basic Materials			3,239,192
Commercial Mortgage-Backed Securities – 0.2%
Homestead Spe Issuer LLC
7.21% due 04/01/55		1,000,000	1,000,000

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
CORPORATE BONDS†† – 33.7% (continued)
Transporation – 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††		400,000	$ 401,152
Total Corporate Bonds
(Cost $147,561,620)			140,085,460
ASSET-BACKED SECURITIES†† – 14.5%
Financial – 4.4%
Thunderbird A
5.50% due 03/01/37†††		6,054,314	5,595,287
Lightning A
5.50% due 03/01/37†††		6,036,013	5,578,373
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	1,404,170	1,477,906
KKR Core Holding Company LLC
4.00% due 08/12/31†††		1,405,624	1,283,264
Project Onyx I
8.47% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††		1,105,594	1,098,393
Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††		1,000,000	1,021,711
LVNV Funding LLC
7.80% due 11/05/28†††		650,000	679,755
6.84% due 06/12/29†††		200,000	202,844
Ceamer Finance LLC
6.92% due 11/15/37†††		831,224	833,396
Ceamer Finance LLC
due 11/15/39[14]		300,000	300,000
Project Onyx II
8.47% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††		303,846	299,769
Total Financial			18,370,698
Collateralized Loan Obligations – 3.1%
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.86% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%)
due 01/15/36◊,3		1,400,000	1,385,811
Cerberus Loan Funding XLII LLC
2023-3A C, 8.80% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,3		1,250,000	1,270,119
Cerberus Loan Funding XLVII LLC
2024-3A C, 7.21% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%)
due 07/15/36◊,3		1,200,000	1,224,841
Owl Rock CLO I LLC
2024-1A C, 8.77% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%)
due 02/20/36◊,3		1,050,000	1,069,327
Cerberus Loan Funding XLV LLC
2024-1A C, 7.81% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%)
due 04/15/36◊,3		1,000,000	1,019,909

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 14.5% (continued)
Collateralized Loan Obligations – 3.1% (continued)
Cerberus Loan Funding XLVI, LP
2024-2A C, 7.71% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 07/15/36◊,3	950,000	$ 964,873
Carlyle Direct Lending CLO LLC
2024-1A BR, 7.41% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%)
due 07/15/36◊,3	800,000	813,485
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.97% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%)
due 04/20/37◊,3	800,000	809,612
Cerberus Loan Funding XL LLC
2023-1A C, 9.06% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%)
due 03/22/35◊,3	750,000	763,857
Fortress Credit BSL XV Ltd.
2024-2A CR, 7.23% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%)
due 10/18/33◊,3	650,000	653,098
KREF Ltd.
2021-FL2 AS, 6.03% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,3	650,000	638,563
Owl Rock CLO XVI LLC
2024-16A C, 7.92% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%)
due 04/20/36◊,3	600,000	613,855
FS Rialto Issuer LLC
2024-FL9 C, 7.50% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%)
due 10/19/39◊,3	600,000	598,237
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.67% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 04/20/37◊,3	500,000	509,767
Madison Park Funding LVIII Ltd.
2024-58A D, 8.28% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%)
due 04/25/37◊,3	400,000	405,726
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.83% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%)
due 04/25/36◊,3	250,000	251,612
BNPP IP CLO Ltd.
2014-2A E, 10.10% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%)
due 10/30/25◊,3	270,530	88,463
WhiteHorse VIII Ltd.
2014-1A E, 9.38% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%)
due 05/01/26◊,3	65,133	53,025
Total Collateralized Loan Obligations		13,134,180
Infrastructure – 2.1%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,779,359
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,953,063
2024-1A, 6.67% due 06/20/54[3]	100,000	101,445

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 14.5% (continued)
Infrastructure – 2.1% (continued)
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	$ 846,621
2024-1A, 6.28% due 03/25/54[3]	150,000	152,354
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	947,420
Total Infrastructure		8,780,262
Transport-Aircraft – 2.0%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,11]	2,193,890	2,067,906
AASET Trust
2024-1A, 6.26% due 05/16/49[3]	584,704	594,593
2021-2A, 2.80% due 01/15/47[3]	354,274	323,818
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	984,038	900,034
Navigator Aviation Ltd.
2024-1, 6.09% due 08/15/49[3]	834,821	815,452
AASET Ltd.
2024-2A, 5.93% due 09/16/49[3]	790,962	791,774
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	769,563	753,018
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	746,707	711,745
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	690,320	666,212
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	494,667	477,348
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]	246,734	237,317
Total Transport-Aircraft		8,339,217
Whole Business – 1.1%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	950,000	981,015
2024-3A, 5.91% due 07/30/54[3]	550,000	543,691
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	990,000	970,827
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[3]	950,000	922,147
2021-1A, 2.39% due 04/25/51[3]	48,250	43,638
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	1,162,000	955,207
Total Whole Business		4,416,525
Insurance – 0.6%
Obra Longevity
8.48% due 06/30/39†††	1,950,000	2,038,611

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
ASSET-BACKED SECURITIES†† – 14.5% (continued)
Insurance – 0.6% (continued)
CHEST
7.13% due 03/15/43†††		475,000	$ 487,146
Total Insurance			2,525,757
Net Lease – 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]		985,417	1,000,014
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]		995,625	966,336
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]		500,000	438,659
Total Net Lease			2,405,009
Single Family Residence – 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]		1,000,000	986,860
2020-SFR2, 4.50% due 10/19/37[3]		400,000	392,753
2020-SFR2, 4.00% due 10/19/37[3]		400,000	391,403
2020-SFR2, 3.37% due 10/19/37[3]		250,000	243,529
Total Single Family Residence			2,014,545
Unsecured Consumer Loans – 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]		316,031	321,658
Total Asset-Backed Securities
(Cost $60,751,343)			60,307,851
SENIOR FLOATING RATE INTERESTS††,◊ – 9.2%
Consumer, Cyclical – 2.4%
FR Refuel LLC
9.44% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††		1,271,720	1,249,464
Zephyr Bidco Ltd.
10.20% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP	900,000	1,146,232
MB2 Dental Solutions LLC
10.07% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††		919,261	917,259
10.02% (3 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††		125,454	123,229
10.08% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††		12,000	10,670
Crash Champions Inc.
9.27% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/23/29		1,057,371	1,018,248
Alexander Mann
10.93% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		990,000	956,587
Pacific Bells LLC
9.37% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		744,554	745,671
First Brands Group LLC
9.85% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		771,029	744,043
Scientific Games Corp.
7.59% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29		600,000	601,800

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.2% (continued)
Consumer, Cyclical – 2.4% (continued)
The Facilities Group
10.56% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††		491,429	$ 483,520
NFM & J LLC
10.44% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††		483,455	475,675
ImageFIRST Holdings LLC
8.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/27/28		415,249	414,211
CCRR Parent, Inc.
due 03/06/28		640,000	394,054
Accuride Corp.
6.06% (1 Month Term SOFR + 6.87%, Rate Floor: 7.87%) due 05/18/26		720,066	344,192
Accuride Corp.
14.85% (1 Month Term SOFR + 10.00%, Rate Floor: 12.00%) due 01/23/25†††		243,532	231,936
Total Consumer, Cyclical			9,856,791
Consumer, Non-cyclical – 1.9%
Midwest Veterinary Partners LLC
8.39% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 04/27/28		1,215,703	1,214,621
Women’s Care Holdings, Inc.
9.19% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28		1,046,984	992,886
HAH Group Holding Co. LLC
9.57% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31		953,191	942,983
PlayCore
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/20/30		896,747	905,714
Quirch Foods Holdings LLC
9.89% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27		944,072	892,441
LaserAway Intermediate Holdings II LLC
10.66% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27		773,236	738,440
Blue Ribbon LLC
10.85% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28		977,500	685,228
Gibson Brands, Inc.
10.58% (6 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28		486,250	472,270
Southern Veterinary Partners LLC
8.00% (6 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/05/27		421,513	424,324
Florida Food Products LLC
9.69% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28		434,895	371,835
VC GB Holdings I Corp.
8.37% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/21/28		248,721	248,617
Total Consumer, Non-cyclical			7,889,359
Industrial – 1.7%
Inspired Finco Holdings Ltd.
6.98% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/28/31	EUR	1,000,000	1,061,581
Dispatch Terra Acquisition LLC
9.00% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28		1,112,625	1,060,009

See notes to financial statements.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

		Face
		Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.2% (continued)
Industrial – 1.7% (continued)
Total Webhosting Solutions B.V.
due 10/31/31	EUR	1,000,000	$ 1,047,834
Arcline FM Holdings, LLC
9.31% ((3 Month Term SOFR + 4.50%) and (6 Month Term SOFR + 4.50%),
Rate Floor: 5.25%) due 06/23/28		951,699	955,981
Capstone Acquisition Holdings, Inc.
9.17% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††		924,782	919,708
Merlin Buyer, Inc.
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28		569,349	565,791
9.35% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28		296,985	294,758
Michael Baker International LLC
9.32% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/01/28		399,000	399,998
Integrated Power Services Holdings, Inc.
9.19% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††		325,570	324,644
TK Elevator Midco GmbH
5.98% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR	295,253	300,454
ILPEA Parent, Inc.
8.58% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28		99,353	99,228
Total Industrial			7,029,986
Technology – 1.5%
Polaris Newco LLC
8.27% ((3 Month Term SOFR + 3.50%) and (Commercial Prime Lending
Rate + 2.50%), Rate Floor: 3.50%) due 06/04/26†††		2,180,800	2,098,393
Sitecore Holding III A/S
12.39% (3 Month Term SOFR + 7.00%, Rate Floor: 7.50%)
(in-kind rate was 0.75%) due 03/12/29†††,12		1,054,802	1,046,345
10.76% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%)
(in-kind rate was 0.75%) due 03/12/29†††,12	EUR	774,872	812,193
Aston FinCo SARL
9.47% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	774,110	906,221
Datix Bidco Ltd.
10.20% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 04/25/31†††	GBP	472,000	596,109
9.93% (6 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 04/30/31†††		140,000	138,960
10.12% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††		13,000	11,460
10.12% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	GBP	6,500	7,291
Modena Buyer LLC
9.10% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31		550,000	537,350
Atlas CC Acquisition Corp.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28		189,472	122,007
Total Technology			6,276,329
Financial – 1.0%
Eisner Advisory Group
8.57% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31		992,513	998,547

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.2% (continued)
Financial – 1.0% (continued)
Higginbotham Insurance Agency, Inc.
9.08% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	997,500	$ 989,954
Citadel Securities, LP
6.57% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/23/31	977,598	981,323
Ardonagh Midco 3 plc
9.90% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/16/31†††	587,952	580,079
HighTower Holding LLC
8.07% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/21/28	344,600	347,616
Tegra118 Wealth Solutions, Inc.
8.52% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	347,280	332,260
Total Financial		4,229,779
Communications – 0.7%
FirstDigital Communications LLC
8.94% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,237,500	1,209,563
Level 3 Financing, Inc.
11.13% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/30	501,827	512,491
11.13% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/29	498,173	508,450
Syndigo LLC
9.28% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	920,056	920,056
Total Communications		3,150,560
Total Senior Floating Rate Interests
(Cost $39,453,855)		38,432,804
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.5%
Residential Mortgage-Backed Securities – 1.7%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,770,695	1,638,331
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	753,649
2022-NQM8, 6.10% due 09/25/62[3,11]	387,125	386,354
2024-NQM6, 6.85% due 02/25/64[3,11]	306,718	310,019
Top Pressure Recovery Turbines, 7.51% due 11/01/69	1,390,282	1,397,233
Mill City Securities Ltd.
2024-RS1, 3.00% due 11/01/69[3,11]	791,486	722,231
2024-RS2, 3.00% due 08/01/69[3,11]	450,000	415,956
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,11]	495,687	492,802
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	458,717
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	256,828	259,603
LSTAR Securities Investment Ltd.
2024-1, 7.96% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	196,442	195,973
Total Residential Mortgage-Backed Securities		7,030,868

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.5% (continued)
Government Agency – 1.0%
Freddie Mac
5.50% due 11/01/54	4,168,741	$ 4,164,832
Commercial Mortgage-Backed Securities – 0.6%
BXHPP Trust
2021-FILM, 5.82% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%)
due 08/15/36◊,3	1,250,000	1,166,827
BX Trust
2024-VLT4, 7.05% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%)
due 07/15/29◊,3	1,150,000	1,151,797
Total Commercial Mortgage-Backed Securities		2,318,624
Military Housing – 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,†††,3,13	9,146,791	526,982
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,3,13	6,671,411	376,337
2015-R1, 5.95% (WAC) due 11/25/52◊,2	82,418	74,892
Total Military Housing		978,211
Total Collateralized Mortgage Obligations
(Cost $14,721,417)		14,492,535
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	806,708
Total Foreign Government Debt
(Cost $1,242,390)		806,708
Total Investments – 126.4%
(Cost $554,580,615)		$ 526,065,944
Other Assets & Liabilities, net – (26.4)%		(110,032,919)
Total Net Assets – 100.0%		$ 416,033,025

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

			Protection						Upfront
			Premium	Payment	Maturity		Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date		Amount	Value	Received	Depreciation**
J.P. Morgan
Securities LLC	ICE	ITRAXX.EUR.42.V1	1.00%	Quarterly	12/20/29	EUR	$920,000	$ (20,416)	$ (19,880)	$ (536)
J.P. Morgan
Securities LLC	ICE	CDX.NA.IG.43.V1	1.00%	Quarterly	12/20/29		10,336,170	(246,417)	(223,832)	(22,585)
								$(266,833)	$(243,712)	$(23,121)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

Forward Foreign Currency Exchange Contracts

				Contract	Settlement	Unrealized
Counterparty	Currency	Type	Quantity	Amount	Date	Depreciation
JPMorgan Chase Bank, N.A.	EUR	Sell	4,053,000	4,288,585 USD	12/17/24	$ 3,266
Bank of America, N.A.	CAD	Sell	1,055,000	754,378 USD	12/17/24	96
UBS AG	EUR	Buy	15,000	15,822 USD	12/17/24	38
Barclays Bank plc	EUR	Sell	45,000	46,890 USD	12/17/24	(690)
JPMorgan Chase Bank, N.A.	GBP	Sell	3,360,000	4,269,814 USD	12/17/24	(5,640)
						$ (2,930)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,041,619 (cost $6,756,079), or 1.5% of total net assets —See Note 12.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $123,575,170 (cost $126,609,722), or 29.7% of total net assets.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Special Purpose Acquisition Company (SPAC).
6	Rate indicated is the 7-day yield as of November 30, 2024.
7	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2024, the total value of securities segregated was $117,195,263.
8	Zero coupon rate security.
9	Perpetual maturity.
10	Security is in default of interest and/or principal obligations.
11	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2024. See table below for additional step information for each security.
12	Payment-in-kind security.
13	Security is an interest-only strip.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

14	Security is unsettled at period end and does not have a stated effective rate.
15	Taxable municipal bond issued as part of the Build America Bond program.
CAD	— Canadian Dollar
CDX.NA.IG.43.V1	— Credit Default Swap North American Investment Grade Series 43 Index Version 1
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
ITRAXX.EUR.42.V1	— iTraxx Europe Series 42 Index Version 1
plc	— Public Limited Company
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at November 30, 2024 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 248,245	$ —	$ 35,532	$ 283,777
Preferred Stocks	5,719,500	3,130,768	—	8,850,268
Warrants	52	—	3	55
Money Market Funds	320,190	—	—	320,190
Municipal Bonds	—	262,486,296	—	262,486,296
Corporate Bonds	—	131,725,665	8,359,795	140,085,460
Asset-Backed Securities	—	39,711,396	20,596,455	60,307,851
Senior Floating Rate Interests	—	25,905,898	12,526,906	38,432,804
Collateralized Mortgage Obligations	—	13,965,553	526,982	14,492,535
Foreign Government Debt	—	806,708	—	806,708
Forward Foreign Currency Exchange Contracts**	—	3,400	—	3,400
Total Assets	$ 6,287,987	$ 477,735,684	$ 42,045,673	$ 526,069,344
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Credit Default Swap Agreements**	$ —	$ 23,121	$ —	$ 23,121
Forward Foreign Currency Exchange Contracts**	—	6,330	—	6,330
Unfunded Loan Commitments (Note 11)	—	—	62,058	62,058
Total Liabilities	$ —	$ 29,451	$ 62,058	$ 91,509
** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $111,499,848 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2024	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$13,826,669	Yield Analysis	Yield	6.3%-7.3%	7.1%
Asset-Backed Securities	5,748,075	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Asset-Backed Securities	1,021,711	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage	526,982	Third Party Pricing	Vendor Price	—	—
Obligations
Common Stocks	35,179	Enterprise Value	Valuation Multiple	2.9x-8.5x	3.9x
Common Stocks	353	Model Price	Liquidation Value	—	—
Corporate Bonds	2,794,103	Yield Analysis	Yield	6.8%-9.4%	7.1%
Corporate Bonds	1,825,000	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	3,740,211	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Corporate Bonds	481	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	8,122,928	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,922,578	Yield Analysis	Yield	10.1%-10.9%	10.4%
Senior Floating Rate Interests	1,249,464	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	231,936	Third Party Pricing	Trade Price	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$42,045,673
Liabilities:
Unfunded Loan Commitments	$ 62,058	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2024, the Trust had securities with a total value of $2,271,175 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,493,445 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

				Assets					Liabilities
				Senior					Unfunded
		Collateralized		Floating					Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred	Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Assets	ments
Beginning
Balance	$14,832,934	$ —	$5,929,078	$11,500,884	$ 4	$42,317	$1,482	$32,306,699	$(66,528)
Purchases/
(Receipts)	5,140,326	546,480	3,442,015	3,255,714	—	—	—	12,384,535	(73,863)
(Sales, maturities
and paydowns)/
Fundings	(479,309)	—	(1,200,000)	(1,914,712)	—	(1,793)	—	(3,595,814)	60,960
Amortization of
premiums/
discounts	—	—	146	65,355	—	—	—	65,501	(3,676)
Total realized gains
(losses) included
in earnings	776	—	—	(13,064)	—	(311)	—	(12,599)	4,655
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	80,017	(19,498)	188,556	(123,310)	(1)	(4,681)	(1,462)	119,621	16,394
Transfers into
Level 3	1,021,711	—	—	1,249,464	—	—	—	2,271,175	—
Transfers out
of Level 3	—	—	—	(1,493,425)	—	—	(20)	(1,493,445)	—
Ending Balance	$20,596,455	$526,982	$8,359,795	$12,526,906	$ 3	$35,532	$ —	$42,045,673	$(62,058)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
November 30,
2024	$ 80,017	$ (19,498)	$ 138,276	$ (58,522)	$ (1)	$(5,400)	$ —	$ 134,872	$ 15,746

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon Rate
	at Next	Next Rate
Name	Reset Date	Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27
Mill City Securities Ltd. 2024-RS1, 3.00% due 11/01/69	6.00%	10/01/27
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments result in that company being considered an affiliated issuer.

Transactions during the period ended November 30, 2024, in which the company is an affiliated issuer, were as follows:
Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/24	Additions	Reductions	(Loss)	(Depreciation)	11/30/24	11/30/24
Common Stocks
BP Holdco LLC*	$ 18,932	$ —	$ —	$ —	$ —	$ 18,932	15,619
* Non-income producing security.

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2024

ASSETS:
Investments in unaffiliated issuers, at value (cost $554,575,100)	$ 526,047,012
Investments in affiliated issuers, at value (cost $5,515)	18,932
Foreign currency, at value	30,425
Segregated cash due from broker	411,188
Cash	227,515
Unrealized appreciation on forward foreign currency exchange contracts	3,400
Prepaid expenses	22,112
Receivables:
Interest	6,525,397
Investments sold	1,772,968
Dividends	14,016
Tax reclaims	3,483
Fund shares sold	1,449
Total assets	535,077,897
LIABILITIES:
Reverse repurchase agreements (Note 7)	111,499,848
Unfunded loan commitments, at value (Note 11) (commitment fees received $92,995)	62,058
Unamortized upfront premiums received on credit default swap agreements	243,712
Unrealized depreciation on forward foreign currency exchange contracts	6,330
Interest due on borrowings	18,681
Payable for:
Investments purchased	6,637,770
Investment advisory fees	257,939
Offering costs	100,000
Professional fees	69,917
Protection fees on credit default swap agreements	22,617
Trustees’ fees and expenses*	21,521
Variation margin on credit default swap agreements	4,519
Other liabilities	99,960
Total liabilities	119,044,872
NET ASSETS	$ 416,033,025
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 26,535,606 shares issued and outstanding	$ 265,356
Additional paid-in capital	478,162,189
Total distributable earnings (loss)	(62,394,520)
NET ASSETS	$ 416,033,025
Shares outstanding ($0.01 par value with unlimited amount authorized)	26,535,606
Net asset value	$ 15.68

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 57

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2024
For the Six Months Ended November 30, 2024

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 15,907,029
Dividends from securities of unaffiliated issuers	172,467
Total investment income	16,079,496
EXPENSES:
Interest expense	3,137,763
Investment advisory fees	1,549,041
Professional fees	380,906
Trustees’ fees and expenses*	91,724
Administration fees	58,779
Fund accounting fees	55,396
Printing fees	37,332
Insurance	21,663
Custodian fees	19,993
Transfer agent fees	15,253
Registration and filing fees	11,895
Miscellaneous	3,696
Total expenses	5,383,441
Net investment income	10,696,055
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,790,744)
Swap agreements	(56,033)
Options purchased	(165,968)
Forward foreign currency exchange contracts	127,001
Foreign currency transactions	791
Net realized loss	(2,884,953)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15,863,871
Swap agreements	(22,693)
Options purchased	165,931
Forward foreign currency exchange contracts	56,418
Foreign currency translations	34,766
Net change in unrealized appreciation (depreciation)	16,098,293
Net realized and unrealized gain	13,213,340
Net increase in net assets resulting from operations	$ 23,909,395

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2024

	Six Months Ended
	November 30, 2024	Year Ended
	(Unaudited)	May 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,696,055	$ 19,901,973
Net realized loss on investments	(2,884,953)	(19,092,643)
Net change in unrealized appreciation (depreciation)
on investments	16,098,293	20,800,409
Net increase in net assets resulting from operations	23,909,395	21,609,739
DISTRIBUTIONS:
Distributions to shareholders	(19,418,578)	(19,705,406)
Return of capital	—*	(16,017,779)
Total distributions	(19,418,578)	(35,723,185)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	27,594,678	27,443,172
Reinvestments of distributions	1,202,728	1,546,954
Common shares offering cost charged to paid-in-capital	(34,222)	(67,167)
Net increase in net assets resulting from shareholder transactions	28,763,184	28,922,959
Net increase in net assets	33,254,001	14,809,513
NET ASSETS:
Beginning of period	382,779,024	367,969,511
End of period	$ 416,033,025	$ 382,779,024

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 59

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2024
For the Period Ended November 20, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 23,909,395
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(15,863,871)
Net change in unrealized (appreciation) depreciation on options purchased	(165,931)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(56,418)
Net realized loss on investments	2,790,744
Net realized loss on options purchased	165,968
Purchase of long-term investments	(36,987,326)
Proceeds from sale of long-term investments	24,911,063
Net proceeds from sale of short-term investments	2,954,893
Net accretion of bond discount and amortization of bond premium	(348,174)
Corporate actions and other payments	32,985
Commitment fees received and repayments of unfunded commitments	14,168
Increase in interest receivable	(226,999)
Decrease in dividends receivable	19,504
Increase investments sold receivable	(1,681,796)
Decrease variation margin on credit default swap agreements receivable	149
Increase in prepaid expenses	(11,710)
Decrease in tax reclaims receivable	14
Decrease in investments purchased payable	(1,196,262)
Increase in interest due on borrowings	5,417
Decrease in professional fees payable	(52,906)
Increase in unamortized upfront premiums received on credit default swap agreements	222,174
Increase in investment advisory fees payable	1,202
Increase in variation margin on credit default swap agreements payable	4,519
Increase in trustees’ fees and expenses payable*	21,521
Increase in protection fees on credit default swap agreements payable	20,593
Increase in other liabilities	11,766
Net Cash Used in Operating and Investing Activities	$ (1,505,318)

See notes to financial statements.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2024

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (18,215,850)
Proceeds from the issuance of common shares	27,763,886
Proceeds from reverse repurchase agreements	285,943,725
Payments made on reverse repurchase agreements	(293,602,121)
Offering costs in connection with the issuance of common shares	(3)
Net Cash Provided by Financing Activities	1,889,637
Net increase in cash	384,319
Cash at Beginning of Period (including foreign currency)**	284,809
Cash at End of Period (including foreign currency)***	$ 669,128
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 1,914,919
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 1,202,728

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

** Includes $39,259 of segregated cash with broker for swap agreements and $129,667 of foreign currency.

***Includes $411,188 of segregated cash with broker for swap agreements and $30,425 of foreign currency.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 61

FINANCIAL HIGHLIGHTS	November 30, 2024
The information in this table for the fiscal years ended 2024, 2023, 2022, 2021, and 2020 is derived from the Trust’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Trust.

	Six Months Ended
	November 30, 2024	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2024	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020
Per Share Data:
Net asset value, beginning of period	$ 15.43	$ 16.01	$ 18.35	$ 22.80	$ 22.09	$ 22.71
Income from investment operations:
Net investment income(a)	0.42	0.84	0.92	1.21	1.19	1.27
Net gain (loss) on investments (realized and unrealized)	0.58	0.09	(1.75)	(4.15)	1.03	(0.38)
Total from investment operations	1.00	0.93	(0.83)	(2.94)	2.22	0.89
Less distributions from:
Net investment income	(0.75)	(0.83)	(0.91)	(1.32)	(1.38)	(1.51)
Capital gains	—	—	—	(0.03)	(0.13)	—
Return of capital	—	(0.68)	(0.60)	(0.16)	(0.00)*	—
Total distributions to shareholders	(0.75)	(1.51)	(1.51)	(1.51)	(1.51)	(1.51)
Net asset value, end of period	$ 15.68	$ 15.43	$ 16.01	$ 18.35	$ 22.80	$ 22.09
Market value, end of period	$ 15.90	$ 16.25	$ 16.32	$ 19.45	$ 24.22	$ 23.20
Total Return(b)
Net asset value	6.59%	6.28%	(4.39%)(g)	(13.81%)(i)	10.30%	3.86%
Market value	2.52%	9.75%	(8.10%)	(13.96%)	11.43%	6.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 416,033	$ 382,779	$ 367,970	$ 401,122	$472,691	$ 414,168
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	2.65%(f)	3.15%	2.63%	1.34%	1.27%	1.65%
Net investment income, including interest expense	5.27%(f)	5.43%	5.51%	5.52%	5.22%	5.61%
Portfolio turnover rate	5%	17%	10%	36%	33%	25%
Senior Indebtedness
Total borrowings outstanding (in thousands)(h)	$ 111,500	$ 119,158	$ 127,052	$ —	$ 97,360	$ 10,510
Asset Coverage per $1,000 of indebtedness(d)	$ 4,731	$ 4,212	$ 3,896	$ —	$ 5,855	$ 40,409

See notes to financial statements.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2024

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
Per Share Data:
Net asset value, beginning of period	$ 22.69	$ 23.30	$ 23.30	$ 23.35	$ 23.26
Income from investment operations:
Net investment income(a)	1.30	1.48	1.59	1.48	1.48
Net gain (loss) on investments (realized and unrealized)	0.23	(0.58)	(0.04)	0.13	0.27
Total from investment operations	1.53	0.90	1.55	1.61	1.75
Less distributions from:
Net investment income	(1.43)	(1.35)	(1.55)	(1.64)	(1.48)
Capital gains	(0.08)	(0.16)	—	(0.02)	(0.18)
Return of capital	—	—	—	—	—
Total distributions to shareholders	(1.51)	(1.51)	(1.55)	(1.66)	(1.66)
Net asset value, end of period	$ 22.71	$ 22.69	$ 23.30	$ 23.30	$ 23.35
Market value, end of period	$ 23.38	$ 21.44	$ 23.23	$ 22.28	$ 21.64
Total Return(b)
Net asset value	7.11%	3.93%	6.81%	7.25%	7.64%
Market value	16.81%	(1.23%)	11.62%	10.95%	7.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 395,716	$ 395,221	$ 405,780	$ 405,820	$ 406,668
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.68%	1.65%	1.54%	1.38%	1.32%
Net investment income, including interest expense	5.82%	6.42%	6.80%	6.47%	6.26%
Portfolio turnover rate	6%	8%	6%	7%	11%
Senior Indebtedness
Borrowings - committed facility agreement (in thousands)	$ 44,510	$ 44,510	$ 47,509	$ 61,710	$ 35,510
Asset coverage per $1,000 of borrowings(d)	$ 9,891	$ 9,879	$ 9,541	$ 7,576	$ 12,452

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 63

FINANCIAL HIGHLIGHTS continued	November 30, 2024

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2024 and the years ended May 31, would be:

November 30,
2024
(Unaudited)(f)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
1.11%	1.06%	1.13%	1.04%	1.01%	0.96%	0.95%	0.99%	1.00%	0.99%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings. Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the period ended November 30, 2024 and the years ended May 31, 2024 and 2023, Asset Coverage is calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the period ended November 30, 2024 and the years ended May 31, the expense ratios would increase by:

November 30,
2024
(Unaudited)(f)	2023	2022	2021	2020	2019	2018	2017	2016	2015
0.00%	0.31%	0.20%	0.26%	0.32%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	Annualized.
(g)	The net increase from payments by affiliates totaling $29,557 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(h)	Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
(i)	The net increase from the payment by the Adviser totaling $383,226 relating to an operational issue contributed 0.08% to total return at net asset value for the year ended May 31, 2022.
*	Less than (0.01).

See notes to financial statements.

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2024

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Trust’s investments (the “Trust Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, under the 1940 Act, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Fund investments and/or other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Trust Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust’s securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Trust seeks to comply with regulations that apply to the valuation practices of registered investment companies.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing service appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing service.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts “ADRs” trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured financie securities are generally valued using an independent third-party pricing service.

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Typically, loans are valued using information provided by independent third-party pricing services which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all factors deemed relevant by the Adviser, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative instruments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative instruments trade in the cash market.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Trust’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Trust’s Statement of Operations at the end of the commitment period.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Trust’s Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) such obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.

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Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(g) Distributions to Shareholders

The Trust intends to declare and pay monthly distributions to common shareholders. The Trust expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Trust’s earnings and profit available for distribution, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Restricted Cash

If the Trust receives cash collateral in connection with derivative instruments, such amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due to broker. At November 30, 2024, the Trust did not have any segregated cash due to broker. A portion of the Trust’s

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cash has been pledged as collateral for swap agreements. This amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due from broker. At November 30, 2024, there was $411,188 of segregated cash due from broker.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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(l) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Trust’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Trust, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

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The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Trust’s use and volume of call/put options purchased on a monthly basis:

Average Notional Amount
Use	Call	Put
Duration, Hedge	$–*	$–

* Options contracts were outstanding for 24 days during the period ended November 30, 2024. The daily average outstanding notional amount of call options purchased was $4,094,536.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust

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enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if the Trust is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Trust’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$ —	$7,810,780

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$9,564	$9,393,695

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of November 30, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
	Unrealized appreciation on forward	Unrealized depreciation on forward
Currency forward contracts	foreign currency exchange contracts	foreign currency exchange contracts
Variation margin on credit
	—	default swap agreements
Unamortized upfront premiums
Credit rate swap agreements		received on credit default swap agreements

The following tables set forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at November 30, 2024:

Asset Derivative Investments Value
Forward
Swaps	Foreign
Credit	Currency	Total Value at
Risk*	Exchange Risk	November 30, 2024
$ —	$3,400	$3,400
Liability Derivative Investments Value
Forward
Swaps	Foreign
Credit	Currency	Total Value at
Risk*	Exchange Risk	November 30, 2024
$23,121	$6,330	$29,451

* Includes cumulative appreciation (depreciation) of centrally-cleared derivatives contracts as reported on the Trust’s Schedule of Investments. For centrally-cleared derivatives, variation margin is reported within the Trust’s Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements
Credit/Interest rate options contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Trust’s Statement of Operations categorized by primary risk exposure for the period ended November 30, 2024:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
	Options	Forward
Swaps	Purchased	Foreign
Credit	Interest	Currency
Risk	Risk	Exchange Risk	Total
$(56,033)	$(165,968)	$127,001	$(95,000)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Options	Forward
Swaps	Purchased	Foreign
Credit	Interest	Currency
Risk	Risk	Exchange Risk	Total
$(22,693)	$165,931	$56,418	$199,656

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political

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developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve greater risks and risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement

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and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Trust’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Trust’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Assets	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency
exchange
contracts	$ 3,400	$—	$ 3,400	$ (3,266)	$—	$ 134
			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency
exchange
contracts	$ 6,330	$—	$ 6,330	$ (3,266)	$—	$ 3,064
Reverse
repurchase
agreements	$ 111,499,848	$—	$ 111,499,848	$ (111,499,848)	$—	$ —
[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives.

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The following table presents deposits held by others in connection with derivative investments as of November 30, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
J.P. Morgan Securities LLC	Credit default	$ 411,188	$ —
swap agreements

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes office facilities and equipment and provides administrative services on behalf of the Trust, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the oversight and supervision of the Trust’s Board and the Adviser, manages the investment of the assets of the Trust in accordance with its investment objectives and policies, places orders to purchase and sell securities on behalf of the Trust, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Trust and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.30% of the Trust’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

If the Trust invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Trust fees to the extent necessary to offset the proportionate share of any management fee paid by the Trust with respect to its investment in such fund. Fee waivers will be calculated at the Trust level without regard to any expense cap, if any, in effect for the Trust. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2024, there were no such fees waived.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s

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securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Trust’s investments. When values are not available from an independent third-party pricing service, values will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities or other assets. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2024, the average daily balance for which reverse repurchase agreements were outstanding amounted to $109,888,429. The weighted average interest rate was 5.39%. As of November 30, 2024 there was $111,499,848 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2024, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	4.00%*	Open Maturity	$ 1,294,696
BMO Capital Markets Corp.	4.85%*	Open Maturity	2,756,790
BNP Paribas	4.75% - 4.80%*	Open Maturity	2,165,329
BofA Securities, Inc.	4.70% - 4.82%*	Open Maturity	16,452,337
Canadian Imperial Bank of Commerce	4.86%*	Open Maturity	3,834,391
Goldman Sachs & Co. LLC	4.80%*	Open Maturity	1,220,112
RBC Capital Markets LLC	4.80% - 4.95%*	Open Maturity	40,851,751
TD Securities (USA) LLC	4.92% (U.S. Secured	12/04/24	37,137,245
	Overnight Financing
	Rate + 0.35%)**
TD Securities (USA) LLC	4.80%*	Open Maturity	5,787,197
Total			$ 111,499,848

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2024.

** Variable rate security. Rate indicated is the rate effective at November 30, 2024.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2024, aggregated by asset class of the related collateral pledged by the Trust:

	Up to		Greater than	Overnight and
	30 days	31-90 days	90 days	Continuous	Total
Corporate Bonds	$—	$—	$—	$54,574,598	$ 54,574,598
Municipal Bonds	37,137,245	—	—	19,788,005	56,925,250
Total reverse repurchase agreements	$37,137,245	$—	$—	$74,362,603	$111,499,848
Gross amount of recognized liabilities
for reverse repurchase agreements	$37,137,245	$—	$—	$74,362,603	$111,499,848

Note 8 – Borrowings

As of October 11, 2024 the Trust has entered into a $100,000,000 credit facility agreement with a new approved lender (the “Credit Agreement”). Under the terms of the Credit Agreement, the interest rate on the amount borrowed is based on the SOFR plus 85 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. The Trust had previously entered into a $100,000,000 credit facility agreement with another approved lender, which was terminated in full on November 20, 2024. As of November 30, 2024, there was $0 outstanding in connection with the Trust’s Credit Agreement. The Trust did not have any borrowings on the credit facility during the period ended November 30, 2024. As of November 30, 2024, the total value of securities segregated and pledged as collateral in connection with borrowings was $60,769.

The Credit Agreement includes customary representations and covenants, including certain limitations on the Trust’s ability to enter into additional indebtedness (subject to customary exclusions), change its investment policies if such change could reasonably be expected to materially and adversely affect the rights and remedies of the counterparty, or pledge to a party other than the counterparty, securities owned or held by the Trust over which the counterparty has a perfected first-priority interest. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Trust makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At November 30, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$554,632,930	$15,049,178	$(43,642,215)	$(28,593,037)

As of May 31, 2024, (the most recent fiscal year end for U.S. federal tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$—	$—	$(44,544,291)	$(22,341,046)	$(66,885,337)

For the year ended May 31, 2024, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$19,705,406	$–	$16,017,779	$35,723,185

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows $36,987,326 and $24,911,063 respectively.

The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated

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investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2024, the Trust did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2024. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2024, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $117,134,494.

The unfunded loan commitments as of November 30, 2024, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Accuride Corp.	01/23/25		$99,369	$ 9,024
Datix Bidco Ltd.	10/25/30		244,000	13,362
Integrated Power Services Holdings, Inc.	11/22/28		168,736	–
Lightning A	03/01/37		963,987	–
MB2 Dental Solutions LLC	02/13/31		302,545	5,779
Polaris Newco LLC	06/04/26		169,200	6,394
Thunderbird A	03/01/37		945,686	–
TK Elevator Midco GmbH	01/29/27	EUR	704,747	27,499
				$ 62,058
* The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR - Euro

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 6,584,354	$ 5,966,211
Finance Co I SARL / Endo US, Inc.*	04/23/24	2,090	35
Freddie Mac Military Housing Bonds Resecuritization
Trust Certificates 2015-R1, 5.95% (WAC)
due 11/25/52[1]	09/10/19	82,418	74,892
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	481
		$ 6,756,079	$ 6,041,619

* Non-income producing security.

1 Variable rate security. Rate indicated is the rate effective at November 30, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

2 Security is in default of interest and/or principal obligations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Note 13 – Capital

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 26,535,606 shares issued and outstanding as of November 30, 2024.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2024	May 31, 2024
Beginning shares	24,801,498	22,979,362
Shares issued through at-the-market offering	1,659,287	1,721,855
Shares issued through dividend reinvestment	74,821	100,281
Ending shares	26,535,606	24,801,498

On April 12, 2023, the Trust’s current shelf registration allowing for the delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On April 12, 2023, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $150,000,000, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.

As of November 30, 2024, up to $91,544,684 remained available under the at-the-market sales agreement. For the period ended November 30, 2024, the Trust paid $3 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

A portion of the proceeds of the foregoing offering is usually used to pay distributions and may be a return of capital. If the Trust does not conduct such offering, it may not be able to maintain distributions at historical levels. There is no guarantee that the Trust will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Trust may be unable to sell its common shares under its shelf registration statement.

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental or man-made disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and

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other international trade barriers) or ratings downgrades, and other types of similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing or similar types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

Note 15 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 85

OTHER INFORMATION (Unaudited)	November 30, 2024

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2024.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Trust as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Trust in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Trust), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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 Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	127	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee)			Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President, Strategic
	Committee	(Chair of the	Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
		Valuation			Fund (2015-2023); Fiduciary/Claymore
		Oversight			Energy Infrastructure Fund (2004-2022);
		Committee)			Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Retired.	126	Current: Hunt Companies, Inc. (2019-
(1959)					present); Mutual Fund Directors Forum
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		(2022-present); Bowhead Specialty
			(2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).		Holdings, Inc. (May 2024-present).
Former: Bowhead Insurance GP, LLC
(2020-Sep. 2024); Guggenheim Energy
& Income Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Infinity Property & Casualty
Corp. (2014-2018).

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OTHER INFORMATION (Unaudited) continued	November 30, 2024

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*f	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment adviser)	126	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	(1996-present); CEO, Lydon Media (2016-present).		(GROW) (1995-present); The 2023 ETF
	Contracts				Series Trust (4) (2023-present); The 2023
	Review	Since 2020	Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX		ETF Series Trust II (1) (2023-present).
	Committee	(Chair of the	Group (financial advisor content, research, index and digital distribution
		Contracts	provider) (2022-Apr. 2024); Chief Executive Officer, ETF Flows, LLC (financial		Former: Guggenheim Energy & Income
		Review	advisor education and research provider) (2019-2023); Director, GDX		Fund (2019-2023); Fiduciary/Claymore
		Committee)	Index Partners, LLC (index provider) (2021-2023).		Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present).	126	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2003-present).
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);
	and		Executive Vice President, General Counsel, and Corporate Secretary,		Former: PPM Funds (2)(2018-Dec. 2024);
	Governance		Van Kampen Investments (1982-1999).		Endeavor Health (2012- Dec. 2024);
	Committee				Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund
(2003-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2024

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	126	Current: SPDR Series Trust (85)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA Active
	Committee	Since 2020	Mortenson-Companies, Inc. (construction and real estate		Trust (32) (2018-present).
		(Chair of the	development company) (2007-2017).
		Audit			Former: Guggenheim Energy & Income
		Committee)			Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Guggenheim Energy & Income
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	Board and		Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	Chair of the				Guggenheim Enhanced Equity Income
	Executive		Former: Member, Executive Committee, Independent Directors Council		Fund (2005-2021); Guggenheim Credit
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Allocation Fund (2013-2021); Western
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Asset Inflation-Linked Opportunities &
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Income Fund (2004-2020); Western Asset
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		Inflation-Linked Income Fund
			Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered		(2003-2020).
broker dealer) (1982-1999).

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OTHER INFORMATION (Unaudited) continued	November 30, 2024

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Guggenheim Energy & Income
(1961)	Vice	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	President		(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund (2018-2022);
	and Chief	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments (2012-present).		Guggenheim Enhanced Equity Income
	Legal Officer	(Chief Legal			Fund (2018-2021); Guggenheim Credit
		Officer)	Former: President and/or Chief Executive Officer, certain funds in the Fund		Allocation Fund (2018-2021).
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
		Since 2012	Secretary, Security Benefit Life Insurance Company and Security Benefit
		(Vice	Corporation (2004-2012).
President)

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.
-	Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2027.
-	Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2025.
-	Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2026.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Gug-genheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

90 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2024

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investments Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2018	Current: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (Dec. 2024-present); President, Mutual Funds Boards,
(1972)	and Chief		and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board
	Executive		Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc
	Officer		(2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).
Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director,
Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief Financial	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief		other funds in the Fund Complex (2022-present).
Accounting
	Officer and		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Treasurer		Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Elisabeth Miller	Chief	Since 2024	Current: CCO, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present);
(1968)	Compliance		Senior Managing Director, Funds Distributors, LLC (2014-present).
Officer
Former: CCO, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-
2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 91

OTHER INFORMATION (Unaudited) continued	November 30, 2024

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

92 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2024

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Trust generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 93

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2024

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

94 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

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TRUST INFORMATION	November 30, 2024

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

TRUST INFORMATION continued	November 30, 2024

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Trust’s Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request, by calling the Trust at (888) 991-0091.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

ABOUT THE TRUST MANAGERS

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/25)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-SAR-1124

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 5, 2025

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 5, 2025